                     PROPERTY MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (the "Agreement") is entered into as of October 1, 1995 by and between Four SAC Self-Storage Corporation, a Nevada corporation with its principal place of business at 715 South Country Club Drive, Mesa, AZ 85210, ("Owner") and the property managers identified herein (hereinafter "U-Haul").

                               RECITALS
                               --------
     A. Owner owns or will own self-storage real property located at certain addresses (hereinafter collectively the "Property").

     B. Owner intends that the Property be rented on a space-by-space retail basis to corporations, partnerships, individuals or other entities for use as storage facilities.

     C. Owner desires that U-Haul manage the Property and U-Haul desires to act as manager, all in accordance with the terms and conditions of this Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Owner and U-Haul hereby agree as follows:

                              AGREEMENT
                              ---------
1.  Employment
     (a) Owner hereby retains U-Haul, and U-Haul agrees to act as manager of the Property upon the terms and conditions hereinafter set forth.

     (b) Owner acknowledges that U-Haul is in the business of managing mini-warehouses both for its own account and for others. It is hereby expressly agreed that U-Haul and its affiliates may continue to engage in such activities, may manage facilities other than those presently managed by it (whether or not such other facilities may be in direct or indirect competition with the Owner) and may in the future engage in other business which may compete directly or indirectly with activities of the Owner.

     (c) In the performance of its duties under this Agreement, U-Haul shall occupy the position of an independent contractor with respect to the Owner. Nothing contained herein shall be construed as making the parties hereto partners or joint ventures, nor (except as expressly otherwise provided for herein) construed as making U-Haul an agent or employee of Owner.

2.  Duties and Authority of U-Haul
     (a) GENERAL DUTIES AND AUTHORITY. Subject only to the restrictions and limitations provided in paragraphs (o) and (p) of this
Section 2 and the right of Owner to terminate this Agreement as provided in Section 6 hereof, U-Haul shall have the sole and exclusive authority to fully manage the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, and to that end on behalf of Owner execute such documents or instruments as, in the sole judgment of U-Haul, may be deemed reasonably necessary or advisable. Such duties and authority shall include those set forth as follows, which are not in limitation of the foregoing.

     (b) RENTING OF THE PROPERTY. U-Haul shall establish policies and procedures for the marketing activities for the Property. U-Haul shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the tenants of the Property and U-Haul is hereby authorized to enter into rental agreements on behalf and for the account of the Owner with such tenants and to collect rent from such tenants. U-Haul shall cause the Owner to advertise in such media and to the extent that it deems necessary and appropriate. U-Haul may jointly advertise the Property with other properties owned or managed by U-Haul, and in that event, U-Haul shall reasonably prorate the cost of such advertising among those properties.

     (c) REPAIR, MAINTENANCE AND IMPROVEMENTS. U-Haul shall make and execute, or supervise and have control over the making and executing, of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and the purchase, lease or other acquisition of the same on behalf of Owner. U-Haul shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property; all costs incurred in connection therewith shall be on behalf of the Owner. With the prior approval of the Owner, U-Haul shall, on behalf of the Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property. U-Haul agrees to secure the prior approval of Owner on all expenditures in excess of $5,000.00 for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of U-Haul such expenditures are necessary to protect the Property from damage or to maintain services to the tenants as called for in their leases.

     (d) PERSONNEL. U-Haul shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property. Any employees so hired shall be employees of U-Haul, and shall be carried on the payroll of U-Haul. Employees may include, but will not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property. The cost of same shall not exceed the amount customarily paid to such persons performing such services without first obtaining the prior written consent of the Owner and the party holding the first position mortgage on the Property (herein sometimes referred to as the "First Mortgagee").

     U-Haul shall be responsible for the disbursement of funds in payment of all expenses incurred in connection with the operation of the Property and the Owner shall not be required to employ personnel to assist in such disbursement. U-Haul shall not be separately reimbursed for the time of its executive officers devoted to Owner's affairs or for the other overhead expenses of U-Haul.

     (e) AGREEMENTS. U-Haul shall negotiate and execute on behalf of the Owner such agreements which U-Haul deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which U-Haul is responsible hereunder.

     (f) OTHER DECISIONS. U-Haul shall make all decisions in connection with the daily operation of the Property.

     (g) REGULATIONS AND PERMITS. U-Haul shall comply in all material respects with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the

Property, respecting the use of the Property or the maintenance or operation thereof. U-Haul shall apply for and attempt to obtain and maintain, on behalf of the Owner, all licenses and permits required or advisable (in the reasonable judgment of U-Haul) in connection with the management and operation of the Property.

     (h) RECORDS AND REPORTS OF DISBURSEMENTS AND COLLECTIONS. U-Haul shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the U-Haul office or at each Property or such other location as U-Haul shall reasonably determine, and shall be available and open to examination and audit quarterly by Owner, its representatives, any mortgagee of the Property, or the mortgagee's representative. On or before thirty (30) days after the close of each quarter, U-Haul shall cause to be prepared and delivered to Owner and the First Mortgagee, a monthly statement of receipts, expenses and charges and a disbursement to Owner representing receipts less disbursements.

     (i) [Reserved].

     (j) COLLECTION. U-Haul shall direct the collection and billing of all accounts payable and due to the Owner with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

     (k) LEGAL ACTIONS. U-Haul shall cause to be instituted, on behalf and in the name of the Owner, any and all legal actions or proceedings U-Haul deems necessary or advisable to collect charges, rent or other income due to the Owner with respect to the Property or to oust or dispossess tenants or other persons unlawfully in possession under any lease, license concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant. The costs of all such legal actions or proceedings shall be borne by the Owner.

     (l) INSURANCE. U-Haul shall use its best efforts to assure that there is obtained and kept in force, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities. Specifically, U-Haul may in its discretion obtain employee theft or similar insurance in amounts and with such deductibles as U-Haul may deem appropriate. Owner shall be required to participate in the insurance coverage obtained by U-Haul. A certificate of insurance will be provided to Owner upon the written request of Owner. All such related insurance expenses shall be deemed ordinary operating expenses of the Property.

     (m) TAXES. During the term of this Agreement, U-Haul shall pay from Owner's funds, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to or levied upon the Property. If required by the First Mortgagee, U-Haul will set aside, from Owner's funds, a reserve from each month's rent and other income collected, in an amount required by said First Mortgagee.

     (n) RESTRICTIONS. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not be required to do, or cause to be done, anything for the account of the Owner (i) which may make U-Haul liable to third parties; (ii) which may not be commenced, undertaken or completed because of insufficient funds of Owner; or,
(iii) which may not be commenced, undertaken or completed because of acts of God, strikes, governmental regulations of laws, acts of war or other types of events beyond the control of U-Haul, whether similar or dissimilar to the foregoing.

     (o) LIMITATIONS ON U-HAUL AUTHORITY. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not, without obtaining the prior written consent of the Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year, (ii) alter the building or other structures of the Property in any material manner; (iii) make any other agreements which exceed one year and are not terminable on thirty day's notice at the will of the Owner, without penalty, payment or surcharge; (iv) act in violation of any law; or (v) act in violation of any duty or responsibility of Owner under any mortgage loan secured by the Property.

     (p) SHARED EXPENSES. Certain economies may be achieved with respect to certain expenses to be incurred on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by U-Haul in quantity for use not only in connection with the Property but in connection with other properties owned or managed by U-Haul. U-Haul shall have the right to purchase such materials, supplies, insurance or services in its own name and charge Owner a pro rata share of the cost; provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses greater than would otherwise be incurred at an arms length, competitive prices and terms available in the area where the Property is located; and provided further, U-Haul shall give Owner access to records so Owner may review any such expenses incurred.

3.  Duties of the Owner
     The Owner hereby agrees to cooperate with U-Haul in the performance of its duties under this Agreement and to that end, upon the request of U-Haul, to provide reasonable office space for U-Haul employees on the premises of the Property, give U-Haul access to all files, books and records of the Owner relevant to the Property.

4.  Compensation of U-Haul
     The Owner shall pay to U-Haul as the full amount due for the services herein provided a monthly Management Fee equal to six percent (6%) of the "Gross Receipts" derived from or connected with the Property. The term "Gross Receipts" shall mean all receipts (excluding security deposits unless and until the Owner recognizes the same as income) of the Owner (whether or not received by U-Haul on behalf or for the account of the Owner) arising from the operation of the Property, including without limitation, rental payments of lessees of space in the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the tenants of the Property in addition to basic rent, parking fees, if any, and all monies whether or not otherwise described herein paid for the use of the Property.
"Gross Revenue" shall be determined on a cash basis. The Management Fee for each month shall be paid promptly at the end of such quarter and shall be calculated on the basis of the "Gross Receipts" of such quarter. The Management Fee shall be paid to each property manager based on the Gross Receipts of each respective Property for which such property manager is responsible as set forth in Section 16 hereof.
Each property manager agrees that its monthly Management Fee shall be subordinate to that month's principal balance and interest payment on any first lien position mortgage loan on the Property. Gross Receipts shall not include, (i) sale tax or other similar taxes, (ii) condemnation awards, (iii) casualty or other insurance proceeds, (iv) proceeds relating to the sale or refinance of the Property, (v) revenue relating to the equipment or vehicle rentals except for net commission payable, (vi) revenue relating to retail sales and auctions, except to the extent of net amounts retained by Owner and (vii) any revenue which is derived other than in connection with the use of the Property.

     U-Haul shall repay to Owner any Management Fee collected incorrectly or if paid in connection with Gross Receipts which is later refundable.

     It is understood and agreed that such compensation will not be reduced by the cost to Owner of those employees and independent contractors engaged by or for Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this Section 4, it is further understood and agreed that U-Haul shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

5.  Use of Trademarks, Service Marks and Related Items
     Owner acknowledges the significant value of the U-Haul name in the operations of the Owner's property and it is therefore understood and agreed that the name, trademark and service mark, "U-Haul", and related marks, slogans, caricatures, designs and other trade or service items shall be utilized for the non-exclusive benefit of the Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of U-Haul and its affiliates, and that, except during the term hereof, the Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name U-Haul. The U-Haul sign faces will be paid for by the Owner. Upon termination of this agreement at any time for any reason, all such use by and for the benefit of the Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by the Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the U-Haul lease form or use other forms prepared by U-Haul. It is understood and agreed that U-Haul will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6.  Termination
     The Term of this Agreement shall be twenty five (25) years, however, Owner may terminate this Agreement with or without cause for any reason or no reason, by giving not less than sixty (60) days' written notice to U-Haul pursuant to Section 11 hereof. If Owner fails to pay U-Haul any amounts (which amounts are not in dispute) owed under this Agreement when due for more than sixty (60) days following written notice to Owner and the First Mortgagee, U-Haul may terminate this Agreement by giving Owner and First Mortgagee not less than thirty days written notice pursuant to Section 11 hereof (unless such default is cured within said thirty (30) days). In any event, U-Haul shall not resign as property manager until a nationally recognized and reputable successor property manager is available and prepared to assume property management responsibilities. Upon termination of this Agreement, U-Haul shall promptly return to Owner all monies, books, records and other materials held by U-Haul for or on behalf of Owner. In addition, if U-Haul has contracted to advertise the Property in the Yellow Pages, Owner shall, at the option of U-Haul, continue to be responsible for the cost of such advertisement and shall either (i) pay U-Haul the remaining amount due under such contract in a lump sum; or (ii) pay U-Haul monthly for the amount due under such contract.

7.  Indemnification
     U-Haul hereby agrees to indemnify and hold each of Owner, all persons and companies affiliated with Owner, and all officers, shareholders, directors, employees and agents of Owner and of any affiliated companies or persons (collectively, the "Indemnified Persons") harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages, and claims in connection with a breach by U-Haul in the performance of this Agreement and/or in connection with the management of the Property (including the loss of use thereof following any damage, injury or destruction), arising from its willful misconduct or gross negligence.

8.  Assignment
     This Agreement shall be assignable by the Owner in connection with any mortgage loan on the Property. U-Haul shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of U-Haul hereunder, the Owner's rights hereunder will be enforceable against any such assignee and U-Haul shall not be released from its liabilities hereunder unless the Owner shall expressly agree thereto in writing.

9.  Headings
     The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

10. Governing Law
     The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

11. Notices
     Any notice required or permitted herein is to be given in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth below their signatures on the signature page thereof, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail.

12. Severability
     Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

13. Successors
     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

14. Attorneys' Fees
     If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

15. Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Scope of Property Manager Responsibility.

     The duties, obligations and liability of each property manager identified herein shall extend only so far as to relate to the Property for which such property manager is managing located in the domicile state of such property manager, and no individual property manager hereunder shall be liable for the acts or omissions of any other property manager hereunder. Each property manager shall use its best efforts to assist Owner in fulfilling Owner's obligations arising under any loan to Owner that is secured by the Property, including but not limited to preparing and providing financial and accounting reports, and maintaining the Property. Each property manager agrees that it will perform its obligations hereunder according to reasonable industry standards, in good faith, and in a commercially reasonable manner. U-Haul agrees that, in discharging its duties hereunder, it will not have any relationship with any of its affiliates that would be less favorable to Owner than would reasonably be available in a transaction with an unaffiliated party.

17. Termination/First Mortgagee.
     Prior to any termination of this Agreement by the Property Manager, by reason of a default by Owner, the Property Manager shall provide to said First Mortgagee notice and at least i) sixty (60) days additional time than that provided for the Owner to cure said default, and ii) such reasonable additional time as said First Mortgagee shall require if in order to cure First Mortgagee must first foreclose, and/or terminate to obtain possession of the Property. Nothing herein shall create any obligation whatsoever on said First Mortgage to cure any such default by Owner. This Agreement shall be subject and subordinate to all mortgages encumbering the Property.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

               FOUR SAC SELF-STORAGE CORPORATION
               a Nevada corporation
               715 S. Country Club Drive
               Mesa, Arizona  85210

               /S/ MARK V. SHOEN
               ------------------------
               Mark V. Shoen, President


               PROPERTY MANAGERS:

Address for all Property Managers for purposes of receiving notice:

     [Name of Property Manager]
     c/o U-Haul International, Inc.
     2721 N. Central Avenue
     Phoenix, Arizona  85004
     Attention:  Donald Wm. Murney or Treasurer



               U-Haul Co. of Arizona

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of California

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Connecticut

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of District of Columbia, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Florida

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Georgia

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Louisiana

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Massachusetts, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Maryland, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Michigan

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Mississippi

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of North Carolina

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of North Dakota

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of New Jersey, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of New Mexico, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Nevada, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of New York, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. (Canada) Ltd.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of South Carolina, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Texas

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Virginia

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Washington

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------